                                                                   Exhibit 3.02

                                                               [With Amendments
                                                           through May 29, 1997]



                                    REVISED
                                    -------

                                    BY-LAWS
                                    -------

                                      OF
                                      --

                        CSG SYSTEMS INTERNATIONAL, INC.
                        -------------------------------
                           (A Delaware Corporation)



                               TABLE OF CONTENTS

                                                                        Page
ARTICLE I - CORPORATE OFFICES............................................  1

      1.1   REGISTERED OFFICE............................................  1
      1.2   OTHER OFFICES................................................  1

ARTICLE II - MEETINGS OF STOCKHOLDERS....................................  1

      2.1   PLACE OF MEETINGS............................................  1
      2.2    ANNUAL MEETING..............................................  1
      2.3    SPECIAL MEETING.............................................  2
      2.4   NOTICE OF MEETINGS OF STOCKHOLDERS...........................  2
      2.5   ADJOURNED MEETING............................................  2
      2.6   QUORUM.......................................................  2
      2.7   CONDUCT OF BUSINESS..........................................  2
      2.8   VOTE REQUIRED................................................  2
      2.9   STOCKHOLDER ACTION BY WRITTEN CONSENT
               WITHOUT A MEETING.........................................  3
      2.10  PROXIES......................................................  3
      2.11  RECORD DATE..................................................  3
      2.12  WAIVER OF NOTICE.............................................  3
      2.13  ADVANCE NOTICE OF STOCKHOLDER NOMINEES.......................  4
      2.14  ADVANCE NOTICE OF STOCKHOLDER BUSINESS.......................  5
      2.15  REGISTERED STOCKHOLDERS......................................  5

ARTICLE III - DIRECTORS..................................................  6

      3.1   POWERS.......................................................  6
      3.2   NUMBER OF DIRECTORS..........................................  6
      3.3   ELECTION, QUALIFICATION, AND TERM OF OFFICE OF
               DIRECTORS.................................................  6
      3.4   RESIGNATION AND VACANCIES....................................  6
      3.5   PLACE OF MEETINGS; MEETINGS BY TELEPHONE.....................  7
      3.6   REGULAR MEETINGS.............................................  7
      3.7    SPECIAL MEETINGS; NOTICE....................................  7
      3.8   QUORUM.......................................................  7
      3.9   WAIVER OF NOTICE.............................................  8
      3.10  BOARD OR COMMITTEE ACTION BY WRITTEN CONSENT
               WITHOUT A MEETING.........................................  8
      3.11  FEES AND COMPENSATION OF DIRECTORS...........................  8
      3.12  APPROVAL OF LOANS TO OFFICERS................................  8
      3.13  REMOVAL OF DIRECTORS.........................................  8

ARTICLE IV - COMMITTEES..................................................  9

      4.1   COMMITTEES OF DIRECTORS......................................  9
      4.2   COMMITTEE MINUTES............................................  9
      4.3   MEETINGS AND ACTION OF COMMITTEES............................  9


                               TABLE OF CONTENTS
                                  (continued)



                                                                         Page
ARTICLE V - OFFICERS....................................................  10

      5.1   TITLES AND ELECTION.........................................  10
      5.2   TERM OF OFFICE..............................................  10
      5.3    RESIGNATION................................................  10
      5.4   REMOVAL.....................................................  10
      5.5   CHAIRMAN OF THE BOARD.......................................  10
      5.6   PRESIDENT...................................................  11
      5.7   VICE PRESIDENT..............................................  11
      5.8   SECRETARY...................................................  11
      5.9   CHIEF FINANCIAL OFFICER.....................................  12
      5.10  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS..............  12
      5.11  ASSISTANT AND OTHER OFFICERS................................  12

ARTICLE VI - INDEMNITY..................................................  12

      6.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS...................  12
      6.2   INDEMNIFICATION OF OTHERS...................................  13
      6.3   EXPENSES....................................................  13
      6.4   INSURANCE...................................................  13
      6.5   CONTINUATION AFTER TERMINATION OF POSITION..................  13
      6.6   DEFINITIONS.................................................  13

ARTICLE VII - STOCK CERTIFICATES........................................  14

      7.1   STOCK CERTIFICATES..........................................  14
      7.2   SPECIAL DESIGNATIONS ON CERTIFICATES........................  14
      7.3   LOST CERTIFICATES...........................................  14
      7.4   TRANSFER OF SHARES..........................................  14

ARTICLE VIII - AMENDMENTS...............................................  15


                                    REVISED
                                    -------

                                    BY-LAWS
                                    -------

                                      OF
                                      --

                        CSG SYSTEMS INTERNATIONAL, INC.
                        -------------------------------



                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------

     1.1  REGISTERED OFFICE
          -----------------

     The registered office of the corporation in Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

     1.2  OTHER OFFICES
          -------------

     The board of directors may establish other offices at any time at any place or places where the corporation is qualified or permitted to do business.



                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

     2.1  PLACE OF MEETINGS
          -----------------
================================================================================
     Meetings of stockholders may be held at any place,        [Amended
either within or outside of the State of Delaware,             5-29-97]
designated for such purpose by the board of directors.
In the absence of any such designation, meetings of
stockholders shall be held at the registered office of
the corporation in Delaware.
================================================================================

     2.2  ANNUAL MEETING
          --------------
     An annual meeting of stockholders shall be held each         [Amended
year on a date and at a time designated by the board of            5-29-97]
directors. In the absence of any such designation by the
board of directors, the chairman of the board may make
such designation. At each annual meeting, directors shall
be elected and any other proper business may be transacted.
================================================================================

     2.3  SPECIAL MEETING
          ---------------

     A special meeting of stockholders may be called at any time by the board of directors, the chairman of the board, or the president. Except as otherwise expressly provided in these by-laws, no other person or persons may call a special meeting of stockholders. No business may be conducted at a special meeting of stockholders other than the business brought before the meeting by the board of directors, the chairman of the board, or the president.

     2.4  NOTICE OF MEETINGS OF STOCKHOLDERS
          ----------------------------------

     Written notice of a meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.5  ADJOURNED MEETING
          -----------------

     When a meeting of stockholders is adjourned to another time or place, unless these by-laws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.6  QUORUM
          ------

     A majority of the shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. If, however, a quorum is not present or represented at any meeting of stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting except as otherwise provided in
Section 2.5, until a quorum is present in person or represented by proxy.

     2.7  CONDUCT OF BUSINESS
          -------------------

     Subject to any applicable requirements of the General Corporation Law of the State of Delaware, the chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting.

     2.8  VOTE REQUIRED
          -------------

     When a quorum is present at a meeting of stockholders, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter of the vote shall be the act of the stockholders in all matters other than the election of directors. When a quorum is present at a meeting of stockholders, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Subject to the quorum requirements of Section 2.5, where a separate vote by a class or classes is required, the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     2.9  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
================================================================================
     Unless otherwise provided in the certificate of           [Amended
incorporation of the corporation, any action required          5-29-97]
by the General Corporation Law of the State of
Delaware to be taken at any annual or special meeting
of stockholders, or any action that may be taken at any
annual or special meeting of stockholders, may be taken
without a meeting, without prior notice, and without a
vote if a consent or consents in writing, setting forth
the action so taken, shall be signed by the holders of
outstanding stock having not less than the minimum
number of votes that would be necessary to authorize or
take such action at a meeting at which all shares
entitled to vote thereon were present and voted and
shall be delivered to the corporation by delivery to
its registered office in Delaware, to its principal
place of business, or to an officer or agent of the
corporation having custody of the book in which
proceedings of meetings of stockholders are recorded.
Prompt notice of the taking of such action without a
meeting by less than unanimous written consent shall
be given to those stockholders who have not consented
in writing.
================================================================================

     2.10 PROXIES
          -------

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

     2.11 RECORD DATE
          -----------

     In a manner consistent with the provisions of Section 213 of the General Corporation Law of the State of Delaware, the board of directors may fix a record date for any of the purposes specified in such Section 213. If no record date is fixed by the board of directors for any of such purposes, then the record date for such purpose shall be as provided in such Section 213.

     2.12 WAIVER OF NOTICE
          ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of the State of Delaware, the certificate of incorporation of the corporation, or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting of stockholders for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation of the corporation or these by-laws.

     2.13 ADVANCE NOTICE OF STOCKHOLDER NOMINEES
================================================================================
     Nominations of persons for election to the board of      [Amended
directors may be made at a meeting of stockholders either     5-29-97]
by or at the direction of the board of directors or by any
stockholder entitled to vote on the election of directors
at the meeting who has complied with the notice procedures
set forth in this Section. A stockholder who desires to
nominate a person for election to the board of directors at
a meeting of stockholders must give timely written notice
of the proposed nomination to the secretary of the
corporation. To be timely, a stockholder's notice must be
received at the principal executive offices of the
corporation not less than 120 calendar days in advance of
the date of the proxy statement of the corporation released
to stockholders in connection with the previous year's
annual meeting of stockholders; provided, however, that in
the event that no annual meeting of stockholders was held in the previous year or that the date of the forthcoming annual meeting of stockholders has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement or that the forthcoming meeting is not an
annual meeting of stockholders, notice by the stockholder to be timely must be so received not later than the close of
business on the tenth day following the earlier of (a) the
day on which notice of the date of the forthcoming meeting
was mailed or given to stockholders or (b) the day on which
public disclosure of the date of the forthcoming meeting was made. Such stockholder's notice to the secretary shall set
forth (a) as to each person, if any, whom the stockholder
proposes to nominate for election or re-election as a
director (i) the name, age, business address, and residence
address of such person, (ii) the principal occupation or
employment of such person, (iii) the class and number of
shares of capital stock of the corporation which are
beneficially owned by such person, (iv) any other
information relating to such person that is required by
law or regulation to be disclosed in solicitations of
proxies for the election of directors, and (v) such
person's written consent to being named as a nominee and
to serve as a director if elected and (b) as to the
stockholder giving the notice (i) the name and address,
as they appear on the books of the corporation, of such
stockholder, (ii) the class and number of shares of
capital stock of the corporation which are beneficially
owned by such stockholder, (iii) a description of all
arrangements or understandings between such stockholder
and each nominee and any other person or persons
(naming such person or persons) relating to the
nomination proposed to be made by such stockholder, and
(iv) any other information required by law or regulation
to be provided by a stockholder intending to nominate a
person for election as a director of the corporation. At
the request of the board of directors, any person
nominated by the board of directors for election as a
director shall furnish to the secretary of the
corporation the information required to be set forth in
a stockholder's notice of proposed nomination which
pertains to the nominee. No person shall be eligible for
election as a director of the corporation unless nominated
in compliance with the procedures set forth in this
Section. The chairman of the meeting shall, if the facts
warrant, determine and declare at the meeting that a
nomination was not made in compliance with the procedures
prescribed by this Section; and if such chairman shall so
determine, then he or she shall so declare at the meeting,
and the defective nomination shall be disregarded.
================================================================================

     2.14 ADVANCE NOTICE OF STOCKHOLDER BUSINESS
================================================================================
     At an annual meeting of stockholders, only such           [Amended
business shall be conducted as shall have been properly        5-29-97]
brought before the meeting. To be properly brought before
an annual meeting of stockholders, business must be (a)
as specified in the notice of the meeting (or any
supplement thereto) given by or at the direction of the
board of directors, (b) otherwise properly brought before
the meeting by or at the direction of the board of
directors, or (c) otherwise properly brought before the
meeting by a stockholder. Business to be brought before
an annual meeting by a stockholder shall not be considered
properly brought if the stockholder has not given timely
notice thereof in writing to the secretary of the
corporation. To be timely, a stockholder's notice of
business to be brought before an annual meeting must be
received at the principal executive offices of the
corporation not less than 120 calendar days in advance
of the date of the proxy statement of the corporation
released to stockholders in connection with the previous
year's annual meeting of stockholders; provided, however,
that in the event that no annual meeting of stockholders
was held in the previous year or that the date of the
forthcoming annual meeting of stockholders has been changed
by more than 30 days from the date contemplated at the
time of the previous year's proxy statement, notice by the
stockholder to be timely must be so received not later than
the close of business on the tenth day following the earlier of (a) the day on which notice of the date of the forthcoming annual meeting was mailed or given to stockholders or (b)
the date on which public disclosure of the date of the
forthcoming annual meeting was made. Such stockholder's
notice to the secretary shall set forth as to each matter
the stockholder proposes to bring before the annual meeting
(i) a brief description of the business desired to be
brought before the annual meeting and the reasons for
conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business,
(iii) the class and number of shares of capital stock
of the corporation which are beneficially owned by the
stockholder, (iv) any material interest of the stockholder
in such business, and (v) any other information that is
required by law or regulation to be provided by the
stockholder in his capacity as a proponent of a stockholder
proposal. Notwithstanding anything in these by-laws to the
 contrary, no business shall be conducted at any annual
meeting of stockholders except in compliance with the
procedures set forth in this Section. The chairman of the
annual meeting of stockholders shall, if the facts warrant,
determine and declare at the meeting that business was not
properly brought before the meeting in compliance with the
provisions of this Section; and, if such chairman shall so
determine, then he or she shall so declare at the meeting,
and any such business not properly brought before the meeting shall not be transacted.
================================================================================

     2.15 REGISTERED STOCKHOLDERS
          -----------------------

          The corporation shall be entitled to recognize a person registered as the owner of shares on the stock ledger of the corporation as the sole person entitled to receive dividends on such shares and to vote such shares and shall not be obligated to recognize for any purpose any equitable or other interest in or claim to such shares on the part of another person, whether or not the corporation has express or other notice thereof, except as otherwise provided in the General Corporation Law of the State of Delaware.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     3.1  POWERS
          ------

     Subject to the provisions of the General Corporation Law of the State of Delaware and to any limitations contained in the certificate of incorporation of the corporation or these by-laws, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     3.2  NUMBER OF DIRECTORS
================================================================================
     The board of directors shall consist of not fewer       [Amended
than five (5) members and not more than nine (9) members,    5-29-97]
the exact number within such range to be fixed from time
to time by a resolution adopted by the board of directors.
Until otherwise fixed by such a resolution, the board of
directors shall consist of seven (7) members. No reduction
in the authorized number of members of the board of directors shall have the effect of removing any director before that
director's term of office expires.
===============================================================================

     3.3  ELECTION, QUALIFICATION, AND TERM OF OFFICE OF DIRECTORS
================================================================================
     Except as provided in Section 3.4 of these by-laws,     [Amended
directors shall be elected at each annual meeting of         5-29-97]
stockholders. Directors need not be stockholders unless
so required by the certificate of incorporation of the
corporation. Each director, including a director elected
to fill a vacancy, shall hold office until his or her
successor is elected and qualified or until his or her
earlier resignation or removal.
================================================================================

     3.4  RESIGNATION AND VACANCIES
================================================================================
     Any director may resign at any time upon written        [Amended
notice sent or delivered to the secretary of the             5-29-97]
corporation. When a director so resigns and the
resignation is effective at a future date, a majority
of the directors then in office, including those who
have so resigned, shall have the power to fill such
vacancy with the vote thereon to take effect when such
resignation becomes effective.
===============================================================================

     Unless otherwise provided in the certificate of incorporation of the corporation:

          (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

          (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation of the corporation, vacancies and newly created directorships of such class or classes of stock or series thereof may be filled by a majority of the directors elected by such class or classes of stock or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation has no directors in office, then any officer or any stockholder or an executor, administrator, trustee, or guardian of a stockholder, or other fiduciary entrusted with similar responsibility for the person or estate of a stockholder, may call a special meeting of stockholders to elect directors or may apply to the Delaware Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of the State of Delaware.

     3.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE
          ----------------------------------------

     The board of directors of the corporation may hold meetings, both regular and special, either within or outside of the State of Delaware.

     Unless otherwise restricted by the certificate of incorporation of the corporation, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.6  REGULAR MEETINGS
          ----------------

     Regular meetings of the board of directors may be held without notice at such time and at such place as the board of directors from time to time shall determine.

     3.7  SPECIAL MEETINGS; NOTICE
          ------------------------

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, or any two
(2) directors. Notice of the time and place of special meetings of the board of directors shall be delivered personally or by telephone or by facsimile transmission to each director or sent by first-class mail, overnight express delivery, or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, facsimile transmission, or telegram, it shall be delivered personally or by telephone or facsimile equipment or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. If the notice is delivered by facsimile transmission, the person giving the notice shall use reasonable efforts to confirm the receipt of such transmission. Any oral notice delivered personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the purpose of the meeting.

     3.8  QUORUM
          ------

     At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business; and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically provided by the certificate of incorporation of the corporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum initially is present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by at least a majority of the required quorum for that meeting.

     3.9 WAIVER OF NOTICE
         ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of the State of Delaware, the certificate of incorporation of the corporation, or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting of the board of directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting of the board of directors for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors, or of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation of the corporation or these by-laws.

     3.10 BOARD OR COMMITTEE ACTION BY WRITTEN CONSENT WITHOUT A MEETING
          --------------------------------------------------------------

     Unless otherwise restricted by the certificate of incorporation of the corporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee, as the case may be.

     3.11 FEES AND COMPENSATION OF DIRECTORS
          ----------------------------------

     Unless otherwise restricted by the certificate of incorporation of the corporation, the board of directors shall have the authority to fix the compensation of directors.

     3.12 APPROVAL OF LOANS TO OFFICERS
          -----------------------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any subsidiary, including any officer or employee who is a director of the corporation or any subsidiary, whenever, in the judgment of the directors, such loan, guaranty, or assistance reasonably may be expected to benefit the corporation. The loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this Section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.13 REMOVAL OF DIRECTORS
================================================================================
     Unless otherwise restricted by the General              [Amended
Corporation Law of the State of Delaware or the              5-29-97]
certificate of incorporation of the corporation,
any director or the entire board of directors may
be removed, with or without cause, by the holders
of a majority of the shares then entitled to vote
at an election of directors.
================================================================================

                                 ARTICLE IV

                                 COMMITTEES
                                 ----------

          4.1  COMMITTEES OF DIRECTORS
================================================================================
          The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these by-laws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of the State of Delaware, (iii) recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the by-laws of the corporation; and, unless the board resolution establishing the committee, these by-laws, or the certificate of incorporation of the corporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

 [Amended 5-29-97]

================================================================================

          4.2  COMMITTEE MINUTES
               -----------------

          Each committee shall keep regular minutes of its meetings and report its actions to the board of directors when required by the board of directors or when the committee otherwise may deem appropriate.

          4.3  MEETINGS AND ACTION OF COMMITTEES
               ---------------------------------

          Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and
Section 3.10 (action without a meeting) of these by-laws, with such changes in the context of those by-laws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees also may be called by resolution of the board of directors and by the chairman of the committee, and that notice of special meetings of committees also shall be given to all alternate members of the committee, who shall have the right to attend all meetings of the committee. The board of directors may appoint the chairman of any committee and may adopt rules for the governance and procedures of any committee not inconsistent with the provisions of these by-laws. If the board of directors does not appoint a chairman of any committee or does not adopt rules for the governance and procedures of any committee, then the members of such committee may do so.


                                 ARTICLE V

                                 OFFICERS
                                 --------

          5.1  TITLES AND ELECTION
               -------------------

          The corporation shall have as officers a chairman of the board, a president, one or more vice-presidents (the number thereof to be determined by the board of directors), a secretary, and a chief financial officer, who shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as practicable or whenever there is a vacancy in any such office. Unless the certificate of incorporation of the corporation provides otherwise, any number of offices may be held by the same person. The chairman of the board shall be elected from among the members of the board of directors.

          5.2  TERM OF OFFICE
               --------------

          Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

          5.3  RESIGNATION
               -----------

          An officer may resign at any time upon written notice to the corporation. An officer's resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. If an officer's resignation is made effective at a later date and the corporation accepts the future effective date, then the board of directors may fill the pending vacancy before such effective date if the board of directors provides that the successor shall not take office until such effective date. An officer's resignation shall not affect the corporation's contract rights, if any, with the officer.

          5.4  REMOVAL
               -------

          The board of directors may remove any officer at any time with or without cause, but such removal shall not affect the officer's contract rights, if any, with the corporation.

          5.5  CHAIRMAN OF THE BOARD
               ---------------------

          Unless otherwise provided by the board of directors, the chairman of the board shall be the chief executive officer of the corporation and generally shall have all powers and perform all duties incident to that position. Subject to the direction of the board of directors, the chairman of the board shall oversee the business and affairs of the corporation and shall be the chief policy-making officer of the corporation. The chairman of the board shall, when present, preside at all meetings of stockholders and of the board of directors. The chairman of the board may sign any document or instrument which the board of directors has authorized to be executed, unless such action has been expressly delegated by the board of directors or these by-laws to some other officer or agent of the corporation or is required by law to be done otherwise. The chairman of the board may vote and exercise all other rights with respect to the shares of another corporation standing in the name of the corporation, either directly or by proxy, except in cases where the board of directors expressly provides otherwise. The chairman of the board shall have such other powers and perform such other duties as the board of directors may assign to him or her from time to time. Unless otherwise provided by the board of directors, whenever the president is unable to serve or the position of president is vacant, the chairman of the board also may perform all duties and exercise all powers of the president.

          5.6  PRESIDENT
               ---------

          Unless otherwise provided by the board of directors, the president shall be the chief operating officer of the corporation and, subject to the direction of the board of directors and the chairman of the board, generally shall supervise and manage the business operations of the corporation. The president may sign any document or instrument which the board of directors has authorized to be executed, unless such action has been expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation or is required by law to be done otherwise. The president may vote and exercise all other rights with respect to the shares of another corporation standing in the name of the corporation, either directly or by proxy, except in cases where the chairman of the board or the board of directors expressly provides otherwise. Unless the president is the chief executive officer of the corporation, he or she generally shall have all powers and perform all duties incident to the office of president of a corporation which has another person as its chief executive officer and shall have such other powers and perform such other duties as the chairman of the board or the board of directors may assign to him or her from time to time. Unless otherwise provided by the board of directors, whenever the chairman of the board is unable to serve or the position of chairman of the board is vacant, the president also shall perform all duties and exercise all powers of the chairman of the board.

          5.7  VICE PRESIDENT
               --------------

          A vice president shall assist the chairman of the board and the president in the administration of the corporation's business and affairs with respect to such matters and with such powers and duties as the chairman of the board, the president, or the board of directors may assign to him or her from time to time. Unless otherwise provided by the board of directors or the chairman of the board, whenever both the chairman of the board and the president are unable to serve or both of such offices are vacant, the vice president (or, if there is more than one vice president, then the vice presidents in the order designated at the time of their appointment or, in the absence of any such designation, in the order of their appointment) shall perform the duties of the chairman of the board and the president and, when so acting, shall have all powers incident to such offices. For purposes of the preceding sentence, executive vice presidents shall be senior in authority to senior vice presidents, and senior vice presidents shall be senior in authority to vice presidents.

          5.8  SECRETARY
               ---------

          The secretary shall (i) record the proceedings of meetings of stockholders and of the board of directors in a book to be kept for that purpose, (ii) give or cause to be given all notices in accordance with the provisions of these by-laws or as required by law, except that notices of special meetings of directors called by two (2) directors may be given by such directors, (iii) be custodian of the corporate records and the seal (if any) of the corporation, (iv) keep or cause to be kept a register of the address of each stockholder as furnished to the corporation by such stockholder, (v) have general supervision of the stock transfer books of the corporation, (vi) authenticate records of the corporation, (vii) generally have all powers and perform all duties incident to the office of secretary, and (viii) have such other powers and perform such other duties as the chairman of the board, the president, or the board of directors may assign to him or her from time to time.

          5.9  CHIEF FINANCIAL OFFICER
               -----------------------

          The chief financial officer shall (i) have charge of and be responsible for all moneys and securities of the corporation, (ii) receive and give receipts for moneys due and payable to the corporation from any source,
(iii) deposit all moneys of the corporation in the name of the corporation in such banks, trust companies, or other depositaries as shall be selected by or at the direction of the board of directors, (iv) keep or cause to be kept regular books of account for the corporation, (v) generally have all powers and perform all duties incident to the office of chief financial officer, and (vi) have such other powers and perform such other duties as the chairman of the board, the president, or the board of directors may assign to him or her from time to time. Unless the board of directors designates another person to hold the office of treasurer of the corporation, the chief financial officer also shall be the treasurer of the corporation.

          5.10  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS
                ----------------------------------------------

          In the absence of the secretary or in the event of the secretary's resignation, death, or inability or refusal to act, the assistant secretaries shall have the powers and perform the duties of the secretary. In the absence of the treasurer or in the event of the treasurer's death, resignation, or inability or refusal to act, the assistant treasurers shall perform the duties of the treasurer. Assistant secretaries and assistant treasurers generally shall have such powers and perform such duties as the secretary or the treasurer, respectively, the chairman of the board, the president, or the board of directors may assign to them from time to time.

          5.11  ASSISTANT AND OTHER OFFICERS
                ----------------------------

          The board of directors may appoint assistant and other officers at any time, and the board of directors also may empower the chief executive officer to appoint assistant and other officers whenever the chief executive officer considers such action necessary or appropriate. Except as otherwise provided in these by-laws, such assistant and other officers shall hold office for such period of time, have such powers, and perform such duties as the board of directors or chief executive officer may determine from time to time. The chief executive officer may remove from office at any time any assistant or other officer which he or she has appointed.

                                 ARTICLE VI

                                 INDEMNITY
                                 ---------

          6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS
               -----------------------------------------

          The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Delaware, indemnify each of its directors and officers against expenses (including but not limited to attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative, or investigative) to which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or
(iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

          6.2  INDEMNIFICATION OF OTHERS
               -------------------------

          The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of the State of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including but not limited to attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative, or investigative) to which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this
Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

          6.3  EXPENSES
               --------

          The corporation shall pay expenses (including but not limited to reasonable attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit, or proceeding in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the corporation as authorized by these by-laws and the General Corporation Law of the State of Delaware. Such expenses (including but not limited to attorneys' fees) incurred by employees and agents of the corporation (other than directors and officers) may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

          6.4  INSURANCE
               ---------

          The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the General Corporation Law of the State of Delaware.

          6.5  CONTINUATION AFTER TERMINATION OF POSITION
               ------------------------------------------

          Any right to indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall continue as to a person who was but has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such person.

          6.6  DEFINITIONS
               -----------

          For purposes of this Article VI, the definitions contained in subsections (h) and (i) of Section 145 of the General Corporation Law of the State of Delaware shall apply whenever the defined terms or phrases appear in this Article VI.


                                  ARTICLE VII

                              STOCK CERTIFICATES
                              ------------------


          7.1  STOCK CERTIFICATES
               ------------------

          The shares of the corporation shall be represented by certificates; provided, that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by or in the name of the corporation by the chairman of the board, the president, or a vice-president and by the chief financial officer, an assistant treasurer, the secretary, or an assistant secretary representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the corporation with the same effect as if the person were such officer, transfer agent, or registrar at the date of issue.

          7.2  SPECIAL DESIGNATION ON CERTIFICATES
               -----------------------------------

          If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

          7.3  LOST CERTIFICATES
               -----------------

          All certificates for shares of stock surrendered to the corporation for transfer shall be cancelled, and no new certificates for shares of stock shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. However, the corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it alleged to have been lost, stolen, or destroyed; and the corporation may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against the corporation on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

          7.4  TRANSFER OF SHARES
               ------------------

          Transfer of shares of stock of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to effect such transfer, or by his or her attorney thereunto duly authorized by power-of-attorney duly executed and filed with the secretary or with a transfer agent appointed pursuant to these by-laws, and only upon the surrender for cancellation of the certificate or certificates for such shares of stock properly endorsed and the payment of all applicable transfer taxes. Except as otherwise provided in these by-laws or by the General Corporation Law of the State of Delaware, the person in whose name shares of stock stand on the books of the corporation shall be deemed by the corporation to be the owner of such shares of stock for all purposes. The board of directors from time to time may make such additional rules and regulations, consistent with these by-laws and the General Corporation Law of the State of Delaware, as it may deem expedient concerning the issue, transfer, and registration of the shares of the corporation. The board of directors from time to time may appoint one or more transfer agents and one or more registrars for any class of stock of the corporation.

                                 ARTICLE VIII

                                 AMENDMENTS
================================================================================
          The board of directors shall have the power from time to time to adopt, amend, or repeal any or all of the by-laws of the corporation.

[Amended 5-29-97]
================================================================================

                        CSG SYSTEMS INTERNATIONAL, INC.
                     Amendments of Revised By-Laws Adopted
                        By Stockholders on May 29, 1997
                        -------------------------------


            "3.2  NUMBER OF DIRECTORS
                  -------------------

            The board of directors shall consist of not fewer than five (5) members and not more than thirteen (13) members, the exact number of authorized directors within such range to be fixed from time to time by a resolution of the board of directors adopted by the affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the board of directors."

            "3.3  CLASSES, ELECTION, AND TERM OF OFFICE OF DIRECTORS
                  --------------------------------------------------

            The directors shall be divided into three classes for the purpose of determining their terms of office. Each such class shall consist, as nearly as possible, of one-third of the total number of directors fixed by the board of directors. At the annual meeting of stockholders held in 1997, one class of directors (designated as Class I) shall be elected for a term expiring at the annual meeting of stockholders held in 1998, one class of directors (designated as Class II) shall be elected for a term expiring at the annual meeting of stockholders held in 1999, and one class of directors (designated as Class III) shall be elected for a term expiring at the annual meeting of stockholders held in 2000. At each succeeding annual meeting of stockholders, beginning in 1998, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. If the number of directors is changed, then any increase or decrease in such number shall be apportioned by the board of directors among the classes of directors so as to maintain as nearly as possible an equal number of directors in each class. No reduction in the authorized number of members of the board of directors shall have the effect of removing any director from office before that director's term of office expires. Each director, including a director elected to fill a vacancy or a newly created directorship, shall hold office until the next election of the class of directors to which such director belongs and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal from office for cause."

            "3.4  RESIGNATION AND VACANCIES
                  -------------------------

            Any director may resign at any time upon written notice to the corporation. When a director so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy with the vote thereon to take effect when such resignation becomes effective. Vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of members of the board of directors may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director."

            "3.13 REMOVAL OF DIRECTORS
                  --------------------

            Any director or the entire board of directors may be removed from office at any time but only for cause and only by the affirmative vote of the holders of at least seventy-five (75%) of the voting power of all outstanding shares of capital stock then entitled to vote in an election of directors, voting as a single class."

                        CSG SYSTEMS INTERNATIONAL, INC.
                     Amendments of Revised By-Laws Adopted
                     By Board of Directors on May 29, 1997
                     -------------------------------------



          2.1  PLACE OF MEETINGS
               -----------------

                   Meetings of stockholders may be held at any place, either within or outside of the State of Delaware, designated for such purpose by or at the direction of the board of directors. In the absence of any such designation, meetings of stockholders shall be held at the registered office of the corporation in Delaware.


          2.2  ANNUAL MEETING
               --------------

                   An annual meeting of stockholders shall be held each year on a date and at a time designated by or at the direction of the board of directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.


          2.9  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
               -------------------------------------------------------

                   Unless otherwise provided in the certificate of incorporation of the corporation, any action required by the General Corporation Law of the State of Delaware to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in Delaware, to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of such action without a meeting by less than unanimous written consent shall be given in accordance with the requirements of the General Corporation Law of the State of Delaware.


          2.13 ADVANCE NOTICE OF STOCKHOLDER NOMINEES
               --------------------------------------

                   Nominations of persons for election to the board of directors may be made at a meeting of stockholders either by or at the direction of the board of directors or by any stockholder of record entitled to vote in the election of directors at such meeting who has complied with the notice procedures set forth in this
Section 2.13. A stockholder who desires to nominate a person for election to the board of directors at a meeting of stockholders and who is eligible to make such nomination must give timely written notice of the proposed nomination to the secretary of the corporation. To be timely, a stockholder's notice given pursuant to this Section 2.13 must be received at the principal executive office of the corporation not less than one hundred twenty (120) calendar days in advance of the date which is one year later than the date of the proxy statement of the corporation released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the forthcoming annual meeting of stockholders has been changed by more than thirty
(30) calendar days from the date contemplated at the time of the previous year's proxy statement or if the forthcoming meeting is not an annual meeting of stockholders, then to be timely such stockholder's notice must be so received not later than the close of business on the tenth day following the earlier of
(a) the day on which notice of the date of the forthcoming meeting was mailed or given to stockholders by or on behalf of the corporation or (b) the day on which public disclosure of the date of the forthcoming meeting was made by or on behalf of the corporation. Such stockholder's notice to the secretary of the corporation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the corporation which then are beneficially owned by such person, (iv) any other information relating to such person that is required by law or regulation to be disclosed in solicitations of proxies for the election of directors of the corporation, and (v) such person's written consent to being named as a nominee for election as a director and to serve as a director if elected and (b) as to the stockholder giving the notice (i) the name and address, as they appear in the stock records of the corporation, of such stockholder, (ii) the class and number of shares of capital stock of the corporation which then are beneficially owned by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each nominee for election as a director and any other person or persons (naming such person or persons) relating to the nomination proposed to be made by such stockholder, and (iv) any other information required by law or regulation to be provided by a stockholder intending to nominate a person for election as a director of the corporation. At the request of the board of directors, any person nominated by or at the direction of the board of directors for election as a director of the corporation shall furnish to the secretary of the corporation the information concerning such nominee which is required to be set forth in a stockholder's notice of a proposed nomination. No person shall be eligible for election as a director of the corporation unless nominated in compliance with the procedures set forth in this Section 2.13. The chairman of a meeting of stockholders shall refuse to accept the nomination of any person not made in compliance with the procedures set forth in this Section 2.13, and such defective nomination shall be disregarded.

          2.14  ADVANCE NOTICE OF STOCKHOLDER BUSINESS
                --------------------------------------

                   At an annual meeting of stockholders, only such business shall be transacted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of stockholders, business must be
(a) as specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. Business to be brought before an annual meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely written notice thereof to the secretary of the corporation. To be timely, a stockholder's notice of business to be brought before an annual meeting must be received at the principal executive office of the corporation not less than one hundred twenty
(120) calendar days in advance of the date which is one year later than the date of the proxy statement of the corporation released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the forthcoming annual meeting of stockholders has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year's proxy statement, then to be timely such stockholder's notice must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which notice of the date of the forthcoming annual meeting was mailed or given to stockholders by or on behalf of the corporation or (b) the day on which public disclosure of the date of the forthcoming annual meeting was made by or on behalf of the corporation. Such stockholder's notice to the secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for transacting such business at the annual meeting,
(ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of the corporation which then are beneficially owned by such stockholder, (iv) any material interest of such stockholder in such business, and (v) any other information required by law or regulation to be provided by such stockholder in such stockholder's capacity as a proponent of a stockholder proposal. Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in compliance with the procedures set forth in this Section
2.14. The chairman of the annual meeting of stockholders shall, if the facts warrant, determine at the meeting that business was not properly brought before the meeting in compliance with the provisions of this Section 2.14; and, if such chairman shall so determine, then he or she shall so declare at the meeting, and any such business not properly brought before the meeting shall not be transacted.


          4.1  COMMITTEES OF DIRECTORS
               -----------------------

                   The board of directors may designate one or more committees, with each such committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these by-laws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority of the board of directors in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (ii) adopting, amending, or repealing any by-law of the corporation.



                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------

                   Except as otherwise provided in the certificate of incorporation of the corporation, the board of directors shall have the power from time to time to adopt, amend, or repeal any or all of the bylaws of the corporation.